ASSIGNMENT OF NOTE

THIS ASSIGNMENT OF NOTE (this “Assignment”), is made and entered into as of the 16th day of Sept, 2016, by TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership, with an address of 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 (“Assignor” or “Lender”), in favor of SALKSANNA, LLC (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor is the present legal and equitable owner and holder of that certain First Replacement Note A dated effective as of Aug 29, 2016, executed by Borrower, and made payable to the order of Assignor, in the original principal amount of $53,452.33 (the “Note”); and

WHEREAS, the parties hereto have entered into a Debt Purchase Agreement dated as of Sep 15, 2016 (the “DPA”), pursuant to which Assignor has agreed to assign to Assignee, its successors and assigns, Assignor’s right, title and interest in and to the monetary obligations evidenced by the Note (the “Assigned Debt”), all subject to the terms and conditions set forth in the DPA and hereinafter set forth;

NOW, THEREFORE, in consideration of the sum of $53,452.33, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor, Assignee, and Borrower hereby covenant and agree as follows:

1. Recitals. The recitations set forth in the preamble of this Assignment are true and correct and incorporated herein by this reference. All capitalized terms used herein and not otherwise defined in this Assignment shall have the same meaning ascribed to them in the DPA.

2. Assignment. Assignor does hereby transfer, assign, grant, and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to the Assigned Debt only, it being acknowledged by Assignee that the Remaining Debt is not being assigned hereby.

3. No Security Rights. Assignee hereby agrees and acknowledges that the sale, transfer and assignment of the Assigned Debt shall be a sale, transfer and assignment of the monetary obligations evidenced by such Assigned Debt only, and shall not include, and such sale, transfer and assignment expressly excludes, the Remaining Debt, and any and all Security Rights.

4. Reference to DPA. The assignment contemplated hereby shall be subject to the representations, warranties, limitations, exclusions, releases, acknowledgments, and all other terms and provisions of the DPA.

5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws governing the Note.

6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Headings. The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or used in any manner in the interpretation of this Assignment.

1

8. Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “Person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

9. Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any Person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

10. Execution. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signatures on the following page]

2

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date above first written

Assignor:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:	/s/ Robert Press
Robert Press, Director

3